Exhibit 99.1

Torchlight files definitive proxy Statement for SPECIAL MEETING OF STOCKholders FOR metamaterial transaction

PLANO, TX May 7, 2021 – Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company ("Torchlight"), today announced that it has filed a definitive proxy statement for its special meeting of the stockholders (the "Stockholder Meeting") in connection with the previously announced business combination transaction with Metamaterial, Inc. Important dates relating to the Stockholder Meeting are as follows:

Record date of stockholders entitled to vote:	May 5, 2021
Meeting date:	June 11, 2021 (meeting will be virtual)
Preferred stock dividend record date:	To Be Determined, based on expected close of the transaction

The mailing process of the proxy materials has begun. D.F. King will act as proxy solicitor in connection with the Stockholder Meeting. Only stockholders of record on May 5, 2021 are entitled to notice of, and to vote at, the Stockholder Meeting or any adjournment. Stockholders may vote by mail, phone or online upon receipt of their proxy materials. Procedures for voting will be provided with additional detail in the definitive proxy statement. Torchlight urges all stockholders to vote as soon as their proxy materials arrive to ensure proper counting of votes and a timely process.

"We are very excited to move into the final stages of this transaction, including the stockholder vote in connection with the transaction," stated Torchlight CEO John Brda. “Management and key stockholders are voting in favor of the transaction and we encourage all stockholders to do the same.”

Any questions on voting shares should be directed to Torchlight’ s proxy solicitation agent, D.F. King & Co., Inc., by telephone at 1 (800) 714 -3305 (toll-free in North America) or 1 (212) 269- 5550 (collect call outside North America), or by email at TRCH@dfking.com.

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About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

 Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans," "strategy," "goal," or "planned," "seeks," "may," "might", "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including those risks and uncertainties described in or implied by the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our 2020 Annual Report on Form 10-K, filed on March 18, 2021 and our other reports filed from time to time with the Securities and Exchange Commission ("SEC"). We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight has prepared and filed with the SEC a definitive proxy statement for Torchlight's stockholders regarding the proposed Arrangement. The proxy statement will be mailed to Torchlight's stockholders. Torchlight urges investors, stockholders and other interested persons to read the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the Arrangement. Such persons can also read Torchlight's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions contemplated in connection with the Arrangement. Torchlight's definitive proxy statement will be mailed to stockholders of Torchlight as of the record date for the Stockholder Meeting. Torchlight's stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC's web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the Arrangement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight's directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 18, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight's stockholders in connection with the Arrangement are also set forth in the proxy statement for the Arrangement. Information concerning the interests of Torchlight's participants in the solicitation, which may, in some cases, be different than those of Torchlight's equity holders generally, are also set forth in the proxy statement relating to the Arrangement.

Contact

Derek Gradwell
Phone: 512-270-6990

dgradwell@integcom.us
ir@torchlightenergy.com

SOURCE: Torchlight Energy Resources, Inc.